 Exhibit 10.1

STOCK PURCHASE AGREEMENT

by and among

BULLION MONARCH MINING, INC.,

as “Buyer,”

DOURAVE MINING AND EXPLORATION INC.,

as “Dourave,”

and

THE STOCKHOLDERS OF DOURAVE IDENTIFIED
ON THE SIGNATURE PAGES HERETO,

as the “Sellers”

Dated: February 7, 2011

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STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is entered into as of February 7, 2011 by and among Bullion Monarch Mining, Inc., a Utah corporation (“Buyer”), Dourave Mining and Exploration Inc., a corporation organized and existing under the laws of Canada (“Dourave”), and the shareholders of Dourave identified on the signature page hereto (collectively, the “Sellers”).

RECITALS

A.

The Sellers in the aggregate own more than 79% of the outstanding common shares of Dourave (the “Dourave Shares”).

B.

Buyer desires to purchase from the Sellers, and the Sellers desire to sell to Buyer, all of the Dourave Shares, subject to the terms and conditions of this Agreement.

C.

This Agreement is being entered into and the transactions contemplated hereunder are subject to and intended to be consummated concurrently with the entering into and consummation of individual stock purchase agreements (the “Minor Shareholder Transactions”) with each of the shareholders of Dourave other than Sellers (the “Minor Shareholders”).

D.

Buyer has agreed to pay to the Sellers and to the Minor Shareholders an aggregate amount equal to Three Million Two Hundred Twenty Thousand US Dollars (US$3,220,000) as the total purchase price for the Dourave Shares purchased hereunder and in the Minor Share Transactions.  Buyer is paying the purchase price through the issuance of (a) an aggregate of Five Million (5,000,000) shares of its common stock, which are traded in the United States on the OTC Bulletin Board, and (b) warrants to purchase an aggregate of Two Million Five Hundred Thousand (2,500,000) shares of its common stock.  As of February 7, 2011, Buyer’s common stock was trading at Ninety-Three US Cents (US$0.93) per share.  For purposes of this transaction, a 35% DLOM (Discount for Lack of Marketability) has been applied to the share price of Buyer’s common stock to be issued hereunder because of low liquidity and a majority of the shares being restricted resulting in an assigned market value of Sixty and Four-Tenth US Cents (US$0.604) per share or a total dollar value of Three Million Twenty Thousand US Dollars (US$3,020,000).  In addition, the warrants to purchase an aggregate Two Million Five Hundred Thousand (2,500,000) shares of Buyer’s common stock are valued using the Black-Scholes Option pricing model at Eight US Cents (US$0.08) per share, based on the following assumptions:  730 days, 30% volatility, and a 2% risk free interest rate, making the total value of the warrants Two Hundred Thousand US Dollars (US$200,000).  The value of the shares of Buyer common stock to be issued being Three Million Twenty Thousand US Dollars (US$3,020,000) added to the value of the warrants being Two Hundred Thousand US Dollars (US$200,000) equals a total purchase price of Three Million Two Hundred Twenty Thousand US Dollars (US$3,220,000).

E.

As a condition and inducement to Buyer’s willingness to enter into this Agreement, certain Sellers have agreed to execute employment agreements with Buyer.

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AGREEMENT

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and accuracy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
DEFINITIONS AND INTERPRETATION PROVISIONS

As used herein, the following terms shall have the following meanings:

1.1

Affiliate

.  The term “Affiliate” means, with respect to a specified Person, any Person who (a) directly or indirectly controls, is controlled by or is under common control with the specified Person, (b) is an officer, partner or trustee of, or serves in a similar capacity with respect to, the specified Person, or for which the specified Person is an officer, partner or trustee or serves in a similar capacity, (c) directly or indirectly, is the beneficial owner of ten percent (10%) or more of any class of equity securities of the specified Person, or of which the specified Person, directly or indirectly, is the owner of ten percent (10%) or more of any class of equity securities or (d) is a member of the specified Person’s immediate family.

1.2

Average Trading Price

.  The term “Average Trading Price” means the volume-weighted average of the prices in all publicly-reported sales of Buyer Shares on the OTCBB, or other principal securities exchange or quotation service on which the Buyer Shares are then listed for trading, for the ten (10) trading-day period ending on the trading day immediately preceding the relevant determination date, with such closing prices adjusted appropriately for any stock splits, stock combinations and the like occurring during such ten (10) trading-day period.  When used in this Agreement, the Average Trading Price shall be deemed to be converted into United States dollars using the currency exchange rate in effect on the date of determination of such Average Trading Price.

1.3

Buyer Shares

.  The term “Buyer Shares” means the shares of common stock of Buyer.

1.4

Buyer Parties

.  The term “Buyer Parties” means Buyer and each of its Affiliates, subsidiaries, successors and assigns and persons acting as officers, directors, partners, managers, shareholders, members, employees and agents thereof.

1.5

Closing Securities

.  The term “Closing Securities” means the Consideration less the Holdback Securities.

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1.6

Damages

.  The term “Damages” means damages, Liabilities, losses (including, without limitation, diminution in value), obligations, deficiencies, claims, demands, Taxes, fines, penalties, costs and expenses of any kind or nature whatsoever (whether or not arising out of third-party claims), including, without limitation, interest, costs of mitigation, lost profits, losses resulting from any shutdown or curtailment of operations, attorneys’ fees and all amounts paid in investigation, defense or settlement of any of the foregoing.

1.7

Disclosure Schedule

.  The term “Disclosure Schedule” means a schedule delivered by Sellers and Dourave to Buyer on the date hereof, which sets forth exceptions to the representations and warranties contained in ARTICLE V hereof and certain information called for by this Agreement.

1.8

Encumbrances

.  The term “Encumbrances” means any claim, lien, pledge, option, charge, easement, security interest, mortgage, right-of-way, encumbrance, right of first refusal or first offer, restriction, reservation or other similar right or interest of any nature of any third party.

1.9

Exchange Act

.  The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.10

GAAP

.  The term “GAAP” means Generally Applicable Accounting Principles, as practiced and applied in Canada, consistently applied.

1.11

Knowledge

.  The term “Knowledge” means having either (or both) (a) actual knowledge of a particular fact or other matter, or (b) imputed knowledge of a particular fact or other matter, if the applicable Person should reasonably know of such fact or other matter by nature of such Person’s position or in the ordinary performance of such Person’s duties, including constructive notice in connection with documents of public record.

1.12

Liability

.  The term “Liability” means any liability, obligation, or commitment of any nature (absolute, accrued, contingent or otherwise) matured or unmatured.

1.13

Long Term Liabilities

.  The term “Long Term Liabilities” means all consolidated liabilities of Dourave and the Subsidiaries that are to be repaid more than one year following the Closing, as determined in accordance with GAAP.

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1.14

Material Adverse Effect

.  The term “Material Adverse Effect” means changes, developments or occurrences which, individually or in the aggregate, have materially adversely affected or would have a material adverse effect on the business, prospects, financial position or results of operations of the entity concerned, taken as a whole with such entity’s consolidated subsidiaries.

1.15

Notes Payable

.  The term “Notes Payable” means the outstanding indebtedness, including all accrued and unpaid interest thereon, of Dourave and/or the Subsidiaries to (a) Helio Tavares under those certain promissory notes in the amount of R$20,163.57 dated August 1, 2007 and R$36,034.86 dated January 2, 2008, and (b) Sergio Aquino under those certain promissory notes in the amount of R$65,647.62 dated August 1, 2007 and R$332,950.91 dated January 2, 2008.

1.16

OTCBB

.  The term “OTCBB” means the OTC Bulletin Board.

1.17

Permit

.  The term “Permit” means any approval, consent, waiver, exemption, variance, franchise, certificate, order, permit, authorization or license of or from any federal, state, local or foreign government, governmental agency, board, tribunal, commission, court or other agency or body with regulatory or governmental authority, including, without limitation, any federal, state, local or foreign zoning, health, environmental protection, pollution, sanitation, safety, siting, mining or building permit or license or authorization.

1.18

Person

.  The term “Person” means any individual, corporation, firm, limited liability company, partnership, association, trust, estate or other entity or organization.

1.19

Related Party

.  The term “Related Party” means any of the Sellers, any officer or director of Dourave and the Subsidiaries, any Affiliate of any of the Sellers, Dourave and the Subsidiaries or any of their respective officers or directors, or any business or entity in which any of the Sellers, Dourave and the Subsidiaries, any of the officers or directors of Dourave and the Subsidiaries or any Affiliate of any such Person has any direct or material indirect interest.

1.20

Seller Parties

.  The term “Seller Parties” means the Sellers and each of their Affiliates, subsidiaries, successors and assigns and persons acting as officers, directors, partners, managers, shareholders, members, employees and agents thereof.

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1.21

SEC

.  The term “SEC” means the Securities and Exchange Commission.

1.22

Securities Act

.  The term “Securities Act” means the U.S. Securities Act of 1933, as amended.

1.23

Subsidiaries

.  The term “Subsidiaries” means Dourave Mineracao e Exploracao Mineral Ltda.].

1.24

Taxes

.  The term “Taxes” (including, with correlative meaning, the term “Tax”) means all taxes, charges, fees, levies, imposts or other assessments, however denominated, including, without limitation, all net income, gross income, gross receipts, sales, use, service, service use, ad valorem, transfer, franchise, profits, net worth, license, lease, withholding, social security, payroll, employment, excise, estimated, severance, stamp, recording, occupation, business, real and personal property, gift, windfall profits or other taxes, customs, duties, fees, assessments or charges of any kind whatsoever, whether computed on a separate, consolidated, unitary, combined or other basis, together with any interest, fines, penalties, additions to tax or other additional amounts imposed thereon or with respect thereto imposed by the Internal Revenue Service or any other federal, state, or local taxing authority (whether domestic or foreign) including, without limitation, any state, county, local or foreign government or any subdivision or taxing agency thereof, including a United States possession.

1.25

Tax Returns

.  The term “Tax Returns” means all reports, estimates, declarations of estimated tax, schedules, information statements and returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties.

1.26

US GAAP

.  The term “US GAAP” means Generally Applicable Accounting Principles, as practiced and applied in the United States, consistently applied.

1.27

Other Defined Terms

.  The following terms shall have the meanings given them in the Sections of this Agreement set forth below:

Term

Section

Agreement

Preamble

Balance Sheet Date

5.8(a)

Buyer

Preamble

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Cleanup

5.20(a)(i)

Closing

3.1

Closing Date

3.1

Consideration

2.2

Dourave

Preamble

Dourave Shares

Recitals

Environmental Claim

5.20(a)(ii)

Environmental Matters Claims

9.2(c)

Environmental Laws

5.20(a)(iii)

Financial Statements

5.8(a)

Fraud Claims

9.2(a)

Fundamental Claims

9.2(d)

General Claims

9.2(e)

Hazardous Materials

5.20(a)(iv)

Holdback Securities

2.2

Income Tax Act (Canada)

5.19(j)

Leases

5.12

Material Contracts

5.13

Minor Shareholders

Recitals

Minor Shareholder Transactions

Recitals

Pre-Closing Partial Period

8.2(c)

Proceedings

5.14

Purchase Price

2.2

Release

5.20(a)(v)

Securities

2.2

Sellers

Preamble

Tax Claims

9.2(b)

Warrant Share

2.2

1.28

Interpretation Provisions

.  Any reference to “party” or “parties” shall be a reference to Buyer, the Sellers and Dourave, individually or collectively, as the case may be.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule and exhibit references are to this Agreement unless otherwise specified.  The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms.  The term “or” is disjunctive but not necessarily exclusive.  The terms “include” and “including,” however used, are not limiting and mean “including without limitation.”  References to dollars or “$” means dollars in lawful currency of the United States of America. References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation. The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction

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shall under any circumstances be applied against any party. Representations, warranties, covenants, indemnities or obligations given or entered into by more than one party hereunder shall bind each of the parties thereto jointly and severally.

ARTICLE II.
PURCHASE AND SALE OF DOURAVE STOCK

2.1

Sale of Dourave Shares

.  On and subject to the terms of this Agreement, Buyer agrees to purchase from each of the Sellers, and each of the Sellers agrees to sell, convey, transfer, assign and deliver to Buyer, all of the Dourave Shares owned by the Sellers for the Purchase Price.

2.2

Consideration for Dourave Shares

.  As full and complete consideration for the sale, transfer, assignment, conveyance and delivery of the Dourave Shares by the Sellers to Buyer, and for all representations, warranties, covenants and obligations of the Sellers and Dourave in this Agreement, Buyer agrees to pay to the Sellers an aggregate amount equal to Three Million Two Hundred and Twenty Thousand US Dollars (US$3,220,000.00) (the “Purchase Price”), in accordance with the allocation set forth on Exhibit A attached hereto.  Buyer shall pay the Purchase Price to the Sellers (a) Three Million Nine Hundred Sixty-one Thousand Eight Hundred Ninety-one (3,961,891) Buyer Shares with each Buyer Share being valued, after applying the DLOM (Discount for Lack of Marketability) described herein, at Sixty and Four-Tenth US Cents (US$0.604), and (b) warrants to purchase One Million Nine Hundred Eighty Thousand Nine Hundred Forty-five (1,980,945) Buyer Shares (the “Warrants”, and together with the Buyer Shares, the “Consideration”); provided, however that ten percent (10%) of such Buyer Shares and such Warrants to purchase Buyer Shares issuable hereunder shall be held back by Buyer for a period of one (1) year following the Closing in accordance with the terms of Section 2.3(b) (the “Holdback Securities”). Each Warrant shall be exercisable for one share of the common stock of Buyer (a “Warrant Share”, and together with the Buyer Shares and the Warrants, the “Securities”) at a price of US$1.20 per share for a period of two years from the Closing Date on the terms set forth, and substantially in the form of the Warrant certificate attached hereto, as Exhibit B.

The Buyer Shares, the Warrants and the Warrant Shares issuable hereunder shall not be subject to any resale restrictions except as may be required under applicable United States or Canadian federal, state, provincial or other securities laws. Additionally, Sellers who are officers and/or directors of Dourave shall not sell any Buyer Shares issued to them hereunder until such Buyer Shares have vested in accordance with the following schedule: 1/3 at Closing, 1/3 on the first anniversary of Closing, and 1/3 on the second anniversary of Closing, and the certificates evidencing such Buyer Shares shall contain a legend reflecting the foregoing restriction.

2.3

Issuance of the Closing Securities; Holdback.

(a)

Closing Securities.  Subject to the satisfaction of all of the conditions set forth in this Agreement, at the Closing, Buyer shall issue the Closing Securities to the Sellers in accordance with the allocation set forth on Exhibit A attached hereto.

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(b)

Holdback.  The Holdback Securities shall be available for the satisfaction of Damages pursuant to ARTICLE IX. Any dividends or other distributions on the Holdback Securities will be added to and become part of the Holdback Securities and will be released with the other Holdback Securities.  The Holdback Securities will be released to the Sellers within ten (10) business days after the first (1st) anniversary of the Closing Date, except to the extent of any previously asserted indemnity claim (as to which the number of Holdback Securities reasonably necessary to satisfy such claim shall continue to be held by Buyer).  For purposes of this Section 2.3(b), the value of one Buyer Share shall be deemed to be the Average Trading Price on the business day immediately preceding the date any indemnity claim is finally resolved.  Any and all Taxes on the dividend or any other income on the Holdback Securities shall be the sole responsibility of the applicable Seller, which may be satisfied via the Holdback Securities of the applicable Seller.

ARTICLE III.
CLOSING

3.1

Closing

.  The consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place in Toronto, Ontario, Canada commencing at 10:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated hereby (other than those conditions to be satisfied at the Closing itself) or such other date as Buyer and the Sellers may mutually determine (the “Closing Date”).

3.2

Sellers Deliveries at Closing

.  At the Closing, the Sellers will deliver to Buyer:

(a)

the various certificates, instruments and documents referred to in Section 7.2 below; and

(b)

certificates representing the Dourave Shares, duly endorsed in blank (or accompanied by duly executed stock powers) for transfer to Buyer.

3.3

Buyer Deliveries at Closing

. At the Closing, Buyer will deliver to the Sellers:

(a)

the various certificates, instruments and documents referred to in Section 7.1 below; and

(b)

the certificates and/or warrants representing the Closing Securities.

3.4

Post-Closing Covenants

.  Buyer agrees with and covenants to each Seller that:

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(a)

so long as such Seller holds any securities of Buyer that are “restricted securities” as defined in Rule 144 under the Securities Act, Buyer will cause “adequate current public information”, within the meaning of Rule 144(c), to be available with respect to Buyer;

(b)

in connection with any resale of Buyer Shares or Warrant Shares by such Seller in compliance with Rule 144, provided that such Seller and its broker provides customary certificates and legal opinions related to Rule 144 compliance, Buyer will cause any legend placed on the certificates for the Buyer Shares or Warrant Shares to be promptly removed without cost to Seller;

(c)

after the first anniversary of the Closing Date, provided that such Seller certifies it is not then an affiliate of Buyer, provided that such Seller and its broker provides customary certificates and legal opinions related to Rule 144 compliance, Buyer will use its commercially reasonable efforts to cause any legend placed on the certificates for the Buyer Shares or Warrant Shares then held by such Seller to be promptly removed without cost to Seller; and

(d)

provided that such Seller certifies it is not then an affiliate of Buyer, any Warrant Shares issued to such Seller after the first anniversary of the Closing Date pursuant to a cashless or net exercise of the Warrants will be issued free of any legends under the Securities Act.

(e)

Buyer will provide one legal opinion to all US sellers and one legal opinion to all Offshore sellers at a cost not to exceed One Thousand US Dollars ($1,000.00 US) in total to aid with the removal of any legend.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES REGARDING THE SELLERS

Each of the Sellers hereby makes the representations and warranties set forth below to Buyer with respect to itself and the Dourave Shares held by such Seller as of the date hereof.

4.1

Organization of Certain Sellers

.  If such Seller is an entity, it is duly organized and validly existing under the laws of the jurisdiction of its formation.

4.2

Authorization of Transaction

.  Such Seller has full power and authority to execute and deliver this Agreement and to perform his or its obligations hereunder. Such Seller is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.  This Agreement has been duly executed and delivered by such Seller and is a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, subject to general principles of equity and laws of

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general application relating to bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.

4.3

Noncontravention

.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which such Seller is subject or, if such Seller is an entity other than an individual, any provision of its organizational documents or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which he or it is bound or to which any of his or its assets is subject.

4.4

No Brokers

.  Such Seller has not entered into nor will such Seller enter into any contract, agreement, arrangement or understanding with any Person which will result in an obligation of such Sellers, Dourave, the Subsidiaries or Buyer to pay any finder’s fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

4.5

No Other Agreements to Sell the Dourave Shares

.  Such Seller has no legal obligation, absolute or contingent, to any other Person to sell the Dourave Shares, to sell any assets of Dourave or the Subsidiaries or to effect any merger, consolidation or other reorganization of Dourave or the Subsidiaries or to enter into any agreement related thereto.

4.6

Investment.

(a)

Such Seller understands that the Buyer Shares will not be registered under the Securities Act, but will be issued pursuant to applicable exemptions from such registration requirements for transactions not involving a public offering and/or for transactions which constitute “offshore transactions” as defined in Regulation S under the Securities Act. Accordingly, the Securities will constitute "restricted securities" for purposes of the Securities Act.  Such Seller agrees that it will not transfer the Securities except upon compliance with the registration requirements of the Securities Act, in accordance with an available exemption therefrom or in accordance with the provisions of Regulation S under the Securities Act, that the certificates evidencing the Securities shall contain a legend to the foregoing effect, and that the Buyer will refuse to register any transfer of the Securities not made in accordance with the foregoing provisions.

(b)

Such Seller is acquiring the Consideration for its own account, for investment purposes only, and not for distribution in violation of any applicable laws.  Such Seller has had access to such information regarding Buyer and Dourave as it considers necessary to make its decision to execute this Agreement and consummate the transactions contemplated hereby.  Such Seller is able to bear the risk of the loss of Seller’s entire investment.

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(c)

Each such Seller is either:

(i)

an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act, or

(ii)

not a “U.S. Person” which is defined in Regulation S as promulgated by the SEC under the Securities Act to include, without limitation, subject to the exceptions set forth in Regulation S, (1) an individual resident in the United States, (2) a partnership or corporation organized or incorporated under the laws of the United States, (3) a trust or estate of which any trustee, executor or administrator is a U.S. Person, (4) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (5) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, and (6) any partnership or corporation organized or incorporated under the laws of any non-U.S. jurisdiction that was formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not individuals, estates or trusts.

(d)

If not a U.S. Person, such Seller agrees that it is acquiring the Securities in an offshore transaction pursuant to Regulation S under the Securities Act and hereby represents to Buyer as follows:

(i)

Such Seller was outside the United States when receiving and executing this Agreement;

(ii)

Such Seller has not acquired the Consideration as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities;

(iii)

Such Seller understands and agrees not to engage in any hedging transactions involving the Securities unless such transactions are in compliance with the Securities Act.  The certificates evidencing such securities shall contain a legend to the foregoing effect; and

(iv)

Such Seller hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Consideration or any use of this Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Consideration; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Buyer Shares. Seller’s consideration for, and its continued beneficial ownership of the Consideration, will not violate any applicable securities or other laws of Seller’s jurisdiction.

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4.7

Legal and Tax Advice

.  Each of the Sellers has discussed this Agreement with counsel of their choosing, and has had the legal consequences of this Agreement and the transactions contemplated hereby explained by such counsel.  None of the Sellers is relying upon Buyer or Dourave or any of their respective stockholders, members, directors, officers, attorneys, accountants, agents or representatives for purposes of interpreting the provisions of this Agreement or assessing the consequences hereof.

4.8

Dourave Shares

. Each of the Sellers holds of record and owns beneficially the number of Dourave Shares set forth next to his or its name in Exhibit A, free and clear of any restrictions on transfer (other than any restrictions under (i) the Securities Act, applicable Canadian securities law and state and provincial securities laws and (ii) the constating documents of Dourave), Taxes, Encumbrances, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands.  None of the Sellers is a party to any option, warrant, purchase right, or other contract or commitment that could require such Sellers to sell, transfer, or otherwise dispose of any capital stock of Dourave (other than this Agreement).  None of the Sellers is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of Dourave.

ARTICLE V.
REPRESENTATIONS AND WARRANTIES REGARDING DOURAVE

Except as is otherwise set forth with appropriate section references in the Disclosure Schedule, each of Sergio Aquino, Ruari McKnight and Helio Tavares and Dourave hereby makes the representations and warranties set forth below to Buyer as of the date hereof, and each of John Knowles and John Rae hereby make the representations and warranties set forth below to the Buyer as of the date hereof other than any such representations and warranties that relate to the affairs of Dourave in Brazil and of the Subsidiaries.  Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the Disclosure Schedule identifies the exception with particularity and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

5.1

Due Organization

.  Each of Dourave and the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as proposed to be conducted.  Each of Dourave and the Subsidiaries is duly qualified to do business as a foreign corporation or other entity and is in good standing in each jurisdiction in which such qualification is necessary under the applicable law as a result of the conduct of its business or the

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ownership of its properties.  Each jurisdiction in which Dourave or the Subsidiaries is qualified to do business as a foreign corporation or other entity is listed in Section 5.1 of the Disclosure Schedule.

5.2

Books and Records

.  True, complete and correct copies of Dourave’s organizational documents have been furnished to Buyer.  Such organizational documents reflect all amendments made thereto at any time prior to the date of this Agreement. Dourave is not in default under or in violation of any provision of its organizational documents.  True, complete and correct copies of the share register of Dourave have been furnished to Buyer.  True, complete and correct copies of the organizational documents of the Subsidiaries have been furnished to Buyer.  Such organizational documents reflect all amendments made thereto at any time prior to the date of this Agreement.  The Subsidiaries are not in default under or in violation of any provision of their respective organizational documents.  True, complete and correct copies of the stock certificate books and the stock record books of the Subsidiaries have been furnished to Buyer.

5.3

Capitalization of Dourave

. The authorized share capital of Dourave is an unlimited number of common shares and an unlimited number of Class A, B and C preference shares, of which 47,800,757 common shares are duly issued and outstanding. Since the incorporation of Dourave only common shares have been issued and no preference shares have been issued. All of the outstanding Dourave Shares and other securities of Dourave are duly authorized, validly issued, fully paid and nonassessable and free of all Encumbrances, and were issued in compliance with applicable preemptive rights and securities laws. Except as set forth in Section 5.3 of the Disclosure Schedule, neither Dourave nor the Subsidiaries has issued any securities, including, but not limited to, options, warrants or other securities convertible into or exercisable for shares of capital stock of Dourave or other securities of Dourave or such Subsidiaries, nor has Dourave or the Subsidiaries repurchased, redeemed or otherwise acquired any of its outstanding shares of capital stock.  Neither Dourave nor the Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock.

5.4

Subsidiaries

.  Other than as set forth in Section 5.4 of the Disclosure Schedule and the Subsidiaries, Dourave has not at any time prior to the date hereof and currently does not own any stock, partnership interest, membership interest, joint venture interest or any other security or ownership interest issued by any other corporation, or by any partnership, limited liability company, organization or other entity. Dourave owns, of record and beneficially, all of the outstanding capital stock and other equity securities of the Subsidiaries, free of any Encumbrances.

5.5

Authorization

.  Dourave has all necessary corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder.  The execution and delivery of this Agreement by Dourave and

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the consummation by Dourave of the transactions contemplated hereby have been duly approved by the Board of Directors of Dourave and the holders of Dourave Shares.  No other corporate proceedings on the part of Dourave are necessary to authorize this Agreement and the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Dourave and is a legal, valid and binding obligation of Dourave, enforceable against Dourave in accordance with its terms, subject to general principles of equity and laws of general application relating to bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.

5.6

Non-Contravention

.  The execution, delivery and performance of this Agreement by Dourave and the consummation by Dourave of the transactions contemplated hereby do not and will not, with or without the giving of notice or the lapse of time, or both, violate, conflict with, result in the breach of or a default under, or accelerate the performance required by or result in, individually or in the aggregate, any Material Adverse Effect under any of the terms, conditions or provisions of, the charter, bylaws or other organizational documents of Dourave or the Subsidiaries or any covenant, agreement, commitment or understanding (including any license or sub-license agreement, covenant not to compete, employment agreement or consulting agreement) to which Dourave or the Subsidiaries is a party or by which any of their assets are bound, or any Permit, authorization, order, ruling, decree, judgment, injunction or arbitration award, or any law, rule, statute, regulation or stipulation, to which Dourave or the Subsidiaries or any of their assets is subject, or result in the creation of any Encumbrance upon any of the properties or assets of Dourave or the Subsidiaries.

5.7

Consents and Approvals

.  No consent, approval or authorization of, or declaration, filing or registration with, any federal, state, local, foreign or other governmental or regulatory authority, or any other Person, is required to be made or obtained by Dourave or the Subsidiaries in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

5.8

Financial Statements.

(a)

The unaudited consolidated financial statements of Dourave and the Subsidiaries as of and for the years ended December 31, 2008 and 2009 and for the year ended December 31, 2010 (the “Balance Sheet Date”) are set forth in Exhibit C hereto (collectively, the “Financial Statements”).  Except as set forth in Section 5.8 of the Disclosure Schedule, the Financial Statements (i) are complete, correct and accurate and are consistent with the books and records of Dourave and the Subsidiaries, (ii) have been prepared in accordance with GAAP as of the dates and for the periods covered thereby and (iii) fairly present, in accordance with GAAP as of the dates and for the periods covered thereby, the consolidated financial condition and results of operations of Dourave and the Subsidiaries as of the dates and for the periods then ended and include no change in the application of accounting principles.

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(b)

All projected operating results and other financial information relating to Dourave and the Subsidiaries which have previously been supplied by Dourave to Buyer have been prepared in good faith on the basis of assumptions by Dourave which Dourave believes to be reasonable.

5.9

No Undisclosed Liabilities

   As of the Balance Sheet Date, neither Dourave nor the Subsidiaries had Liabilities other than those which are adequately reflected or reserved against in the Financial Statements.  Neither Dourave nor the Subsidiaries has taken any action which has resulted in a waiver or extension of the statute of limitations applicable to any of its Liabilities.  Neither Dourave nor the Subsidiaries has, since the Balance Sheet Date, or will, prior to the Closing, incur any Liabilities except in the ordinary course of business, none of which will have, individually or in the aggregate, a Material Adverse Effect on Dourave.  As of the Closing Date, the Liabilities of Dourave shall not include any Long Term Liabilities.

5.10

No Changes

   Since the Balance Sheet Date, each of Dourave and the Subsidiaries has conducted its business only in the ordinary course.  Without limiting the generality of the foregoing sentence, except as set forth in Section 5.10 of the Disclosure Schedule, since the Balance Sheet Date there has not been:

(a)

any change in the financial condition, assets, liabilities, net worth or business of Dourave or the Subsidiaries;

(b)

any damage, destruction or loss, whether or not covered by insurance, adversely affecting the properties in the aggregate or business of Dourave or the Subsidiaries, or any deterioration in the operating condition of Dourave’s or the Subsidiaries’ assets;

(c)

any Encumbrance of any kind of any of Dourave’s or the Subsidiaries’ assets, tangible or intangible;

(d)

any strike, walkout, labor trouble or any other new or continued event, development or condition of similar character at Dourave or the Subsidiaries;

(e)

any declaration, setting aside or payment of a dividend or other distribution in respect of any of the stock of Dourave or the Subsidiaries, or any direct or indirect redemption, purchase or other acquisition of any stock of Dourave or the Subsidiaries or any rights to purchase such stock or securities convertible into or exchangeable for such stock;

(f)

any increase in the salaries or other compensation payable or to become payable to, or any advance (excluding advances for ordinary business expenses) or loan to, any officer, director, employee, agent or stockholder of Dourave or the Subsidiaries, or any increase in, or any addition to, other benefits (including without limitation any bonus, profit sharing, pension or other plan) to which any of Dourave’s or the Subsidiaries’ officers, directors, employees, agents or stockholders may be entitled, or any payments to any pension, retirement, profit sharing, bonus or similar plan except

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payments in the ordinary course of business and consistent with past practice made pursuant to the employee benefit plans described in Section 5.10 of the Disclosure Schedule, or any other payment of any kind to or on behalf of any such officer, director, employee, agent or stockholder other than payment of base compensation and reimbursement or advance for reasonable business expenses in the ordinary course of business;

(g)

any making or authorization of any capital expenditures in excess of $5,000 per month;

(h)

any cancellation or waiver of any right material to the operation of Dourave’s business;

(i)

any acceleration, termination, modification, cancellation or waiver of any agreement, contract, lease, license, instrument, indebtedness, claim or other arrangement;

(j)

any delay or postponement of the payment of accounts payable or other Liability, obligation or expense, nor has it accelerated or advanced the collection of receivables or the selling of accounts;

(k)

any sale, lease, transfer, assignment or other disposition of any assets (tangible or intangible) of Dourave or the Subsidiaries;

(l)

any payment, discharge or satisfaction of any Liability by Dourave or the Subsidiaries, other than the payment, discharge or satisfaction, in the ordinary course of business, of Liabilities shown or reflected on the Financial Statements;

(m)

any material adverse change or any threat of any material adverse change in Dourave’s or the Subsidiaries’ relations with, or any loss or threat of loss of, any of Dourave’s or the Subsidiaries’ customers, clients or suppliers, licensees and licensors;

(n)

any write-downs of the value of any assets by Dourave or the Subsidiaries;

(o)

any change by Dourave or the Subsidiaries in any method of accounting or keeping its books of account, accounting practices, investment practices, or claims, payment and processing practices or policies;

(p)

any creation, incurrence, assumption or guarantee by Dourave or the Subsidiaries of any Liabilities, except in the ordinary course of business, or any creation, incurrence, assumption or guarantee by Dourave or the Subsidiaries of any indebtedness for money borrowed (other than renewals on comparable terms of Liabilities reflected on the Financial Statements);

(q)

any payment, loan or advance of any amount to or in respect of, or any sale, transfer or lease of any properties or assets (whether real, personal or mixed, tangible or intangible) to, or entering into of any agreement, arrangement or transaction with, any Related Party except for compensation to the officers and employees of Dourave or the Subsidiaries at rates not exceeding the rates of compensation disclosed in Section 5.10 of the Disclosure Schedule or as permitted in clause (f) of this Section 5.10;

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(r)

any disposition of or failure to keep in effect any rights in, to or for the use of any patent, trademark, service mark, trade name or copyright, or any disclosure to any Person not an employee or Related Party (other than disclosures to Dourave, Buyer or those made in the ordinary course of business pursuant to an effective confidentiality agreement) or other disposal of any trade secret, process or know-how used by Dourave or the Subsidiaries in its business;

(s)

any transaction, agreement or event outside the ordinary course of Dourave’s or the Subsidiaries’ business;

(t)

any amendment to the charter, bylaws or other organizational documents of Dourave or the Subsidiaries;

(u)

any event, incident, action, failure to act or transaction that has resulted in, individually or in the aggregate, a Material Adverse Effect of Dourave or the Subsidiaries; or

(v)

any failure to maintain in full force and effect substantially the same level and types of insurance coverage as in effect on the Balance Sheet Date.

5.11

Leases, Premises

   Neither Dourave nor the Subsidiaries own any real property.  All tangible properties and assets owned or leased by Dourave or the Subsidiaries are, except for changes in the ordinary course of business after the Balance Sheet Date, reflected in the Financial Statements.  Dourave and the Subsidiaries own good and marketable fee, or valid leasehold, title to the real and personal property owned or leased by it, free and clear of all Encumbrances, except (i) as reflected in the Financial Statements, (ii) for Encumbrances created by the lessors thereof and (iii) for Encumbrances related to Taxes not yet due and payable by Dourave or the Subsidiaries (none of which Encumbrances impairs the current use or diminishes the value of any material item of property to any material extent).  All of the equipment and tangible personal property owned or leased by Dourave or the Subsidiaries is in good operating condition and repair and none of such assets is in need of maintenance or repairs except for ordinary, routine maintenance.

5.12

Leases, Premises

   Section 5.12 of the Disclosure Schedule lists all real property (including mining) leases, subleases, licenses, claims, patents, concessions, amendments, options and other leasehold interests to which Dourave or the Subsidiaries are a party (the “Leases”).  All of the Leases are valid and binding, in full force and effect and enforceable by or against Dourave and the Subsidiaries and the other parties thereto in accordance with their terms.  No party is in default under any Lease, and no event exists which with notice or lapse of time or both would constitute a default or an event of default thereunder. Such leased properties are not subject to any Encumbrances, encroachments, zoning ordinances, administrative regulations or building or use restrictions which interfere with or impair the present and continued use thereof in the usual and normal conduct of the business of Dourave and the Subsidiaries.

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5.13

Contracts and Commitments

   Except as set forth in Section 5.13 of the Disclosure Schedule, neither Dourave nor the Subsidiaries is party to any written or oral:

(a)

contract, agreement, commitment or personal property lease which requires Dourave or the Subsidiaries to make payments thereunder in excess of $2,000;

(b)

note, loan or evidence of indebtedness on the part of Dourave or the Subsidiaries of more than $2,000;

(c)

contracts, agreements or commitments not otherwise described in (a) or (b) above which are not in the ordinary course of Dourave’s or the Subsidiaries’ business or which materially affect Dourave’s or the Subsidiaries’ business;

(d)

guarantee of any Liability or obligation;

(e)

contracts, agreements or commitments containing covenants limiting the freedom of Dourave or the Subsidiaries to engage in any line of business or compete with any other Person;

(f)

contracts for the employment of any officer, individual, employee or other person or entity on a full-time, part-time, consulting or other basis, or other agreement providing severance benefits or relating to loans to officers, directors, employees or Affiliates;

(g)

partnership or joint venture agreements;

(h)

contracts, agreements or commitments which have an unexpired term in excess of twelve (12) months from the date hereof, other than those which can be terminated on not more than thirty (30) days notice without Liability to Dourave, the Subsidiaries or Buyer;

(i)

contract or agreement which is incapable of being fulfilled or performed on time without undue or unusual expenditure of time, money or effort;

(j)

contract or agreement which provides for any payment or receipt of funds not accurately reflecting the value on an arm’s length basis of the services or goods in consideration of which that payment or receipt of funds has been made or is to be made; or

(k)

contract or agreement which involves or is likely to involve obligations, restrictions or liabilities whose nature or magnitude ought reasonably to be known by an intending purchaser of Dourave and its business.

None of Dourave, the Subsidiaries nor any other party thereto is in default (nor does any circumstance exist which, with notice or the lapse of time or both, would result in such a default) under any agreement, contract, lease or commitment described in this Section 5.13 to which it is a party (the “Material Contracts”).  Each of the Material Contracts is in full force and effect, is valid and binding and is enforceable against Dourave, the Subsidiaries and each other party thereto in accordance with its

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terms, subject to general principles of equity and laws of general application relating to bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.  The Sellers have delivered or made available to Buyer true and correct copies of the Material Contracts.  Copies of each personal property lease have been provided or made available to Buyer and Section 5.13 of the Disclosure Schedule sets forth a list of such leases.  Each personal property lease listed in Section 5.13 of the Disclosure Schedule includes a description of the leased property, the monthly rent, the term of the lease and any options to purchase the leased property.

5.14

Litigation, Proceedings and Applicable Law

   There is no action, investigation, suit or other proceeding (including arbitration proceedings) (“Proceedings”) pending or threatened against Dourave or the Subsidiaries.  Neither Dourave nor the Subsidiaries is in default with respect to any judgment, order, writ, injunction or decree of any court, governmental agency, commission, board, bureau, agency or instrumentality.  Neither Dourave nor the Subsidiaries is subject to outstanding order, ruling, decree, judgment or stipulation by or with any court, administrative agency, arbitration panel or other similar authority.

5.15

Compliance with Law; Permits.

(a)

Each of Dourave and the Subsidiaries has complied and is now in compliance with all federal, state, local and foreign laws, ordinances and regulations (including, without limitation, those relating to employment and employment practices and occupational safety and health.  No written claims or complaints have been received by Dourave and the Subsidiaries from any governmental authorities or other parties that Dourave or the Subsidiaries is in violation of any such laws, ordinances and regulations, including any applicable building, zoning, occupational safety and health or similar law, ordinance or regulation in relation to its offices, buildings or other structures or equipment, or the operation thereof, or of any applicable fair employment, equal opportunity or similar law, ordinance or regulation and no such claims or complaints have been threatened. Neither Dourave nor the Subsidiaries has received any notice from any governmental authorities of any pending proceedings to take all or any part of the properties of Dourave or the Subsidiaries (whether leased or owned) by condemnation or right of eminent domain and no such proceedings are threatened.

(b)

Section 5.15 of the Disclosure Schedule sets forth all Permits issued or required to be issued as of the date hereof to Dourave or the Subsidiaries with respect to the ownership or lease of its properties and assets or the conduct of its business.  Each of Dourave and the Subsidiaries has fulfilled and performed its respective obligations under each such Permit and no event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under any such Permit.  No notice of cancellation, of default or of any dispute concerning any such Permit, or of any event, condition or state of facts described in the preceding sentence, has been received by Dourave or the Subsidiaries.  There is no proceeding pending or threatened to revoke, modify or otherwise fail to renew any such Permit.  Each Permit is valid, subsisting and in full force and effect and will be maintained by Dourave or the Subsidiaries, as the case may be, following consummation of the transactions contemplated by Agreement without (i) the

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occurrence of any breach, default or forfeiture of material rights thereunder or (ii) the consent, approval of, or the making of any filing with, any governmental body, regulatory commission or other party.

5.16

Insurance

   Section 5.16 of the Disclosure Schedule sets forth a complete and accurate list of all casualty, business interruption, directors and officers liability, general liability, workers’ compensation and other types of insurance maintained by or for the benefit of Dourave or the Subsidiaries, together with the names of the policyholder, carriers and insureds, additional insureds and loss payees, and the liability limits and expiration date for each such policy.  Each such policy is in force, and no notice has been received by Dourave or the Subsidiaries from any insurance carrier purporting to cancel or refuse renewal, reduce or dispute coverage under any such policy.  All premiums or other payments due under all such policies have been paid in full.  Such policies are sufficient to insure Dourave and the Subsidiaries from all losses normally insured against by similar businesses.  Dourave and the Subsidiaries are not in default under any of such policies or binders, and Dourave and the Subsidiaries have not failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion.  No policy aggregates, limits or maximums affecting the coverage available on Dourave’s or the Subsidiaries’ insurance policies have been reached or exceeded for any policy years commencing on or after the date of incorporation of Dourave.  Each such insurance policy shall continue to be in full force and effect upon the Closing.  Such insurance policies constitute the only insurance policies which Dourave and the Subsidiaries are required to maintain, by law or the terms of any contract or agreement.

5.17

Employee Benefit Plans

   Dourave does not have any announced plan or legally binding commitment to create any employee benefit plans or arrangements which are intended to cover employees or former employees of Dourave or the Subsidiaries (with respect to their relationship with such entities) or to amend or modify any existing employee benefit plans or arrangements which covers or has covered employees or former employees of Dourave or the Subsidiaries (with respect to their relationship with such entities).  No event has occurred in connection with which Dourave, directly or indirectly, could be subject to any material liability (a) under any statute, regulation or governmental order relating to any employee benefit plans or arrangements or (b) pursuant to any obligation of Dourave or the Subsidiaries to indemnify any person against liability incurred under, any such statute, regulation or order as they relate to any employee benefit plans or arrangements.  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in the acceleration or creation of any rights of any person to benefits under any employee benefit plans or arrangements (including, without limitation, the acceleration of the vesting or exercisability of any stock options, the acceleration of the vesting of any restricted stock or the acceleration or creation of any rights under any severance, parachute or change in control agreement).

5.18

Labor Matters

   Section 5.18 of the Disclosure Schedule contains a list of all of the employees of Dourave.  Dourave and the Subsidiaries are in compliance in all respect to each labor agreement

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with respect to its employees with any labor organization, union, group or association.  There is no labor strike or labor disturbance pending or threatened against Dourave or the Subsidiaries nor is any grievance currently being asserted, and neither Dourave nor the Subsidiaries has experienced a work stoppage or other labor difficulty since the date of its incorporation.  Each of Dourave and the Subsidiaries is in compliance with all applicable laws respecting employment practices, employee documentation, terms and conditions of employment and wages and hours and is not and has not engaged in any unfair labor practice.  There is no unfair labor practice charge or complaint against Dourave or the Subsidiaries pending before any other domestic or foreign governmental agency arising out of Dourave’s or the Subsidiaries’ activities, and there are no facts or information which would give rise thereto.  Dourave is currently and has in the past consistently been in full compliance with all relevant immigration-related laws and regulations.

5.19

Tax Matters.

(a)

Each of Dourave and the Subsidiaries has timely filed with the appropriate taxing authorities all Tax Returns in respect of Taxes required to be filed by any of them through the date hereof.  All such Tax Returns were true, correct and complete at the time of filing and remain true, correct and complete as of the date hereof.  Neither Dourave nor the Subsidiaries has requested any extension of time within which to file Tax Returns in respect of any Taxes.  The Sellers have delivered to Buyer complete and accurate copies of all Tax Returns of Dourave and the Subsidiaries for the tax years 2008 and 2009.

(b)

All Taxes, in respect of periods beginning before the date hereof, have been paid or remitted to the appropriate governmental authorities, or an adequate reserve in the Financial Statements (excluding reserves for deferred Taxes to reflect timing differences between book and taxable income) has been established therefor, and neither Dourave nor the Subsidiaries has any liability for taxes in excess of the amounts so paid or reserves so established.  There are no Taxes for which Dourave or the Subsidiaries are or may become liable that will apply in a period or portion thereof beginning the day after the Closing Date and that are attributable to income earned or activities occurring on or before the Closing Date.  All Taxes which Dourave and the Subsidiaries are (or were) required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper authorities, to the extent due and payable.  There are no liens for Taxes (other than for current taxes not yet due and payable) upon the assets of Dourave or the Subsidiaries

(c)

Neither Dourave nor the Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to an extension of time with respect to the period for assessment or collection of Taxes.  No deficiencies for Taxes have been claimed, proposed or assessed or threatened to be claimed, proposed or assessed by any taxing or other governmental authority with respect to Dourave or the Subsidiaries.  There are no pending or, to the best of Dourave’s Knowledge, threatened audits, investigations or claims for or relating to any liability in respect of Taxes of Dourave or the Subsidiaries, and there are no matters under discussion with any governmental authorities with respect to Taxes that is likely to result in an additional amount of Taxes of Dourave or the Subsidiaries.  None of Dourave or the Subsidiaries has been notified that any taxing authority intends to audit a Tax Return

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for any other period.  No power of attorney with respect to any Taxes for which Dourave or the Subsidiaries may be liable is currently in force.

(d)

Neither Dourave nor the Subsidiaries has net operating losses, tax credit carryovers or other tax attributes presently subject to limitation under any applicable tax laws.  The amount of net operating losses, net capital losses, foreign tax credits, investment, and other tax credits of Dourave and the Subsidiaries is set forth in Section 5.19(d) of the Disclosure Schedule.

(e)

Neither Dourave nor the Subsidiaries has been or is a party to, or bound by, any tax sharing, tax allocation or similar agreement. Neither Dourave nor the Subsidiaries has filed a consent under any applicable tax laws concerning collapsible corporations, and will not file such a consent.

(f)

Neither Dourave nor the Subsidiaries has any Liability for the Taxes of any Person (other than any Taxes of Dourave or the Subsidiaries) under any applicable tax laws, as a transferee or successor.

(g)

Neither Dourave nor the Subsidiaries has taken any position on its Tax Returns that would require disclosure in order to avoid a substantial understatement penalty within the meaning of any applicable tax laws.

(h)

Each of Dourave and the Subsidiaries has furnished to Buyer (i) true, complete and correct copies of all audit reports, statements of deficiencies, closing or other agreements received by Dourave or the Subsidiaries from Tax authorities related to Taxes, including, without limitation, all reports, statements, memoranda and opinions, whether formal or informal, regarding audits and examinations that have begun but have not been completed; (ii) a list of all elections in effect with respect to Taxes that will survive the Closing and (iii) a schedule that contains an accurate and complete description of any carryovers of Tax attributes.

(i)

Neither Dourave nor the Subsidiaries has entered into any tax-sharing agreement or similar arrangement or requested or received any ruling from any taxing authority, or signed any binding agreement with any taxing authority (including, without limitation, any advance pricing agreement) that would impact the amount of Tax after the Closing Date.

(j)

Dourave has not entered into any agreement contemplated by section 191.3 of the Income Tax Act (1985), as amended, including any substitute or successor provisions thereto (the “Income Tax Act (Canada)”).

(k)

No Person (other than the Buyer) has ever acquired or had the right to acquire control of Dourave for the purposes of Section 111 of the Income Tax Act (Canada).

(l)

None of sections 78, 80, 80.01, 80.02, 80.03 and 80.04 of the Income Tax Act (Canada) or any equivalent provision of the laws of any other jurisdiction, have applied or will apply to Dourave on or before the Closing Date.

(m)

Dourave has not acquired property from a non-arm's length Person, within the meaning of the Income Tax Act (Canada), for consideration, the value of which is less than

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the fair market value of the property, including, but not limited to, in circumstances which could subject it to a liability under section 160 of the Income Tax Act (Canada). The value of the consideration paid or received by Dourave for the acquisition, sale or transfer of property (including intangibles) or the provision of services (including financial transactions) from or to any non arm's length Person is equal to the estimated fair market value of such property acquired, transferred or sold or services purchased or provided. Dourave has not received any requirement pursuant to section 224 of the Income Tax Act (Canada) which remains unsatisfied in any respect.

(n)

No circumstances exist and no transaction or event or series of transactions or events has occurred which has resulted or could result in a liability for Tax to Dourave, either before, on or after Closing, under section 17 of the Income Tax Act (Canada). Paragraph 214(3)(a) of the Income Tax Act (Canada) has not applied as a result of any transaction or event involving Dourave. For all transactions between Dourave and any Person that is a non-resident of Canada for purposes of the Income Tax Act (Canada) with whom it was not dealing at arm's length during a taxation year commencing after 2002 and ending on or before the Closing Date and to which subsection 247(3) of the Income Tax Act (Canada) could apply, Dourave has made or obtained records or documents that meet the requirements of paragraphs 247(4)(a) to (c) of the Income Tax Act (Canada).

5.20

Environmental Matters.

(a)

As used in this Agreement:

(i)

“Cleanup” means all actions required to (A) cleanup, remove, treat or remediate Hazardous Materials in the indoor or outdoor environment; (B) prevent the Release of Hazardous Materials so that they do not migrate, endanger or threaten to endanger public health or welfare of the indoor or outdoor environment; (C) perform pre-remedial studies and investigations and post-remedial monitoring and care or (D) respond to any government requests for information or documents in any way relating to cleanup, removal, treatment or remediation or potential cleanup, removal, treatment or remediation of Hazardous Materials in the environment.

(ii)

“Environmental Claim” means any claim, action, cause of action, investigation or notice (written or oral) by any Person alleging potential Liability (including, without limitation, potential Liability for investigatory costs, Cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (A) the presence, or Release into the environment, of any Hazardous Materials at any location, whether or not owned or operated by Dourave or the Subsidiaries or (B) any violation of any Environmental Law.

(iii)

“Environmental Laws” means all federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment, including without limitation, laws relating to Releases or threatened Releases of Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, Release, disposal, transport or handling of Hazardous

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Materials and all laws and regulations with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials, and all laws relating to endangered or threatened species of fish, wildlife and plants and the management or use of natural resources.

(iv)

“Hazardous Materials” means all substances defined as Hazardous Substances, Oils, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R. Section 300.5, or defined as such by, or regulated as such under, any Environmental Law.

(v)

“Release” means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment (including, without limitation, ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Materials through or in, the air, soil, surface water, groundwater or property.

(b)

Each of Dourave and the Subsidiaries is in material compliance with all applicable Environmental Laws (which compliance includes, but is not limited to, the possession by Dourave and the Subsidiaries of all Permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof).  Neither Dourave nor the Subsidiaries has received any communication (written or oral), whether from a governmental authority or a third party, that alleges that Dourave or the Subsidiaries is not in such compliance, and there are no past or present actions, activities, circumstances, conditions, events or incidents that may prevent or interfere with such compliance in the future.  All Permits and other governmental authorizations currently held by Dourave and the Subsidiaries pursuant to applicable Environmental Laws are identified in Section 5.20 of the Disclosure Schedule.

(c)

No transfers of Permits or other governmental authorizations under Environmental Laws, and no additional Permits or other governmental authorizations under Environmental Laws, will be required for Dourave or the Subsidiaries to conduct its business in full compliance with all applicable Environmental Laws immediately following the Closing.

(d)

There is no Environmental Claim for an amount exceeding $5,000 pending or threatened against Dourave or the Subsidiaries or against any Person whose liability for any Environmental Claim Dourave or the Subsidiaries has or may have retained or assumed either contractually or by operation of law.

(e)

There are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the presence or Release of any Hazardous Material, which are reasonably likely to form the basis of any Environmental Claim for an amount exceeding $5,000 against Dourave or the Subsidiaries or against any Person whose Liability for any Environmental Claim Dourave or the Subsidiaries has or may have retained or assumed either contractually or by operation of law.

(f)

Neither Dourave nor the Subsidiaries has, and no other Person has, Released, placed, buried or dumped Hazardous Materials produced by, or resulting from, any

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business, commercial or industrial activities, operations or processes, on or beneath any property currently or formerly owned, operated or leased by Dourave or the Subsidiaries.

(g)

Each of Dourave and the Subsidiaries has delivered or otherwise made available for inspection to Buyer true, complete and correct copies and results of any reports, studies, analyses, tests or monitoring data possessed or initiated by Dourave or the Subsidiaries pertaining to Hazardous Materials in, on, beneath or adjacent to any property currently or formerly owned, operated or leased by Dourave or the Subsidiaries, or regarding Dourave or the Subsidiaries’ compliance with applicable Environmental Laws.

(h)

Without in any way limiting the generality of the foregoing, any properties owned, operated or leased by Dourave or the Subsidiaries do not contain any: (i) underground storage tanks; asbestos; polychlorinated biphenyls; (ii) underground injection wells; (iii) radioactive materials or (iv) septic tanks or waste disposal pits in which process wastewater or any Hazardous Materials have been discharged or disposed.

5.21

No Brokers

   Neither Dourave nor the Subsidiaries has entered into nor will they enter into any contract, agreement, arrangement or understanding with any Person which will result in an obligation of Dourave, the Subsidiaries or Buyer to pay any finder’s fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

5.22

Powers of Attorney; Bank Accounts

   Section 5.22 of the Disclosure Schedule contains a complete and accurate list of all outstanding powers of attorney or similar authorizations given by Dourave or the Subsidiaries.  Section 5.22 of the Disclosure Schedule also sets forth a complete and accurate list of the names and addresses of all banks, trust companies, savings and loan associations and other financial institutions in which Dourave or the Subsidiaries has assets, deposits or safe deposit boxes and the signatories thereunder.

5.23

Transactions with Related Parties

   Neither Dourave nor the Subsidiaries has entered into a transaction with any Related Party other than at arms’ length, and no Related Party:

(a)

has borrowed money from or loaned money to Dourave or the Subsidiaries which will not be repaid on or before the Closing Date (other than the Notes Payable);

(b)

has any contractual or other claim, express or implied, of any kind whatsoever against Dourave or the Subsidiaries; or

(c)

has been engaged, since the date of incorporation of Dourave, in any other transaction with Dourave or the Subsidiaries (other than employment relationships at no greater than the current salaries disclosed in Section 5.23 of the Disclosure Schedule).

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5.24

Disclosure

   This Agreement and all information or documents included herein or attached hereto, the Disclosure Schedule and the Closing bringdown certificates furnished or to be furnished to Buyer by or on behalf of Dourave or the Subsidiaries pursuant to or in connection with this Agreement (a) do not and will not contain any untrue statement of a material fact and (b) do not and will not omit to state a material fact necessary, in light of the circumstances under which made, to make the statements contained herein and therein not misleading.

5.25

Accuracy of Information

   All information which has been given by or on behalf of Dourave to Buyer (or to any employee, agent or advisor of Buyer) with respect to Dourave or its business or assets is true, complete and accurate in all material respects.  All information which is known to Dourave relating to Dourave or its business or assets or otherwise relating to the subject matter of this Agreement which is material to be known by a purchaser of Dourave has been disclosed to Buyer.  The information in the Disclosure Schedule is accurate in all material respects.

ARTICLE VI.
REPRESENTATIONS AND WARRANTIES OF BUYER

Except as is otherwise set forth with appropriate section references in the Buyer Disclosure Schedule, Buyer hereby makes the representations and warranties set forth below to the Sellers as of the date hereof.

6.1

Due Organization

   Buyer is a corporation duly organized, validly existing and in good standing under the laws of Utah, and has all requisite corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as proposed to be conducted.

6.2

Authorization

   Buyer has all necessary corporate power and authority, and has taken all corporate action necessary, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder.  The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly approved by all requisite corporate action on the part of Buyer.  No other corporate proceedings on the part of Buyer are necessary to authorize this Agreement and the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Buyer and is a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to general principles of equity and laws of general application relating to bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law.

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6.3

Non-Contravention

.  The execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby do not, with or without the giving of notice or the lapse of time, or both, violate, conflict with, result in the breach of or a default under, or accelerate the performance required by or result in, individually or in the aggregate, any Material Adverse Effect on Buyer under any of the terms, conditions or provisions of, the charter or bylaws of Buyer or any covenant, agreement, commitment or understanding (including any license or sub-license agreement, covenant not to compete, employment agreement or consulting agreement) to which Buyer is a party, or any Permit, authorization, order, ruling, decree, judgment or arbitration award, or any law, rule, regulation or stipulation, to which Buyer is subject, or result in the creation of any Encumbrance upon any of the properties or assets of Buyer.

6.4

Consents and Approvals

.  Other than a Form D which may be required to be filed by Buyer with the SEC and equivalent filings which may be required to filed with applicable state securities commissioners after the Closing Date, no consent, approval, authorization, declaration, filing or registration with any governmental or regulatory authority, or any other person, is required to be made or obtained by Buyer in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

6.5

Investment Company

.  Buyer is not, and will not as a result of the issuance of the Securities become, registered or required to register under the Investment Company Act of 1940, as amended.

6.6

SEC Documents.

Buyer has timely filed all required forms, reports and documents with the SEC since January 1, 2010 (collectively, the “Buyer Reports”).  As of their respective dates, the Buyer Reports (a) complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  Each of the consolidated balance sheets of Buyer included in or incorporated by reference into the Buyer Reports (including the related notes and schedules) fairly presents in all material respects the consolidated financial position of Buyer as of its date and each of the consolidated statements of operations of Buyer included in or incorporated by reference into the Buyer Reports (including any related notes and schedules) fairly presents in all material respects the results of operations of Buyer for the periods set forth therein (subject, in the case of unaudited statements, to the absence of footnotes and to normal, year-end audit adjustments which would not be material in amount or effect), in each case in accordance with US GAAP, except as may be noted therein or in the notes thereto and except, in the case of the unaudited statements, as permitted by the Exchange Act.  There have been no

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changes in the affairs of the Buyer since respective dates of the Buyer Reports that would reasonably be expected to have a Material Adverse Effect on the Buyer.

6.7

No Brokers

.  Buyer has not entered into nor will it enter into any contract, agreement, arrangement or understanding with any Person which will result in the obligation of the Sellers, Dourave or Buyer to pay any finder’s fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

6.8

Buyer Shares

. The Buyer Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly authorized and issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state, provincial and federal securities laws or liens or encumbrances created by Seller or hereunder and will have been issued in compliance with applicable preemptive rights and securities laws.  The Warrants when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be legal, valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with their terms, subject to general principles of equity and laws of general application relating to bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law. The Warrant Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrant for the consideration expressed therein, will be duly and validly authorized and issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state, provincial and federal securities laws or liens or encumbrances created by or imposed by Seller or hereunder and shall have been issued in compliance with applicable preemptive rights and securities laws.

6.9

Disclosure

.  This Agreement and all information or documents included herein or attached hereto and the Closing bringdown certificates furnished or to be furnished to Dourave and the Sellers by or on behalf of the Buyer pursuant to or in connection with this Agreement (a) do not and will not contain any untrue statement of a material fact and (b) do not and will not omit to state a material fact necessary, in light of the circumstances under which made, to make the statements contained herein and therein not misleading.

6.10

Accuracy of Information

.  All information which has been given by or on behalf of Buyer to Dourave and/or the Sellers (or to any employee, agent or advisor of Dourave or the Sellers) with respect to Buyer or its business or assets is true, complete and accurate in all material respects.  All information which is known to Buyer relating to Buyer or its business or assets or otherwise relating to the subject matter of this Agreement which is material to be known by a purchaser of Buyer securities has been disclosed to Buyer.

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ARTICLE VII.
CONDITIONS TO CLOSING

7.1

Conditions to Sellers’ and Dourave’s Obligation to Close

.  Unless waived by the Sellers in writing, the obligation of the Sellers and Dourave to consummate the transactions to be performed by them in connection with the Closing shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

(a)

The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, except (i) as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof and (ii) as and to the extent that such representations or warranties speak as of a specific date or time other than the Closing Date, which need be true and correct in all material respect only as of the specified date or time;

(b)

Buyer shall have performed all agreements and covenants required hereby to be performed by it prior to or at the Closing; provided, however, that neither the Sellers nor Dourave shall be entitled to refuse to consummate the transaction in reliance upon its own breach or failure to perform;

(c)

There shall be delivered to the Sellers a certificate signed by an officer of Buyer certifying as to Buyer’s compliance with the conditions set forth in Sections 7.1(a) and 7.1(b);

(d)

No action or proceeding shall have been instituted before a court or other governmental body or by any governmental agency or public authority to restrain or prohibit the transactions contemplated by this Agreement or to obtain an amount of damages or other material relief in connection with the execution of this Agreement; and no governmental agency shall have given notice to any party hereto to the effect that consummation of the transactions contemplated by this Agreement would constitute a violation of any law or that it intends to commence proceedings to restrain consummation of the transactions contemplated by this Agreement;

(e)

All consents, approvals and waivers from third parties, including federal, state, local, foreign and other governmental authorities, necessary to consummate the transactions contemplated hereby shall have been obtained, except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration would not have, individually or in the aggregate, a Material Adverse Effect on the business of the Buyer following the Closing;

(f)

the sale and purchase of the Dourave Shares and transactions contemplated in this Agreement shall be approved by the holders of the Dourave Shares;

(g)

From the date of this Agreement through the Closing, no Material Adverse Effect of Buyer shall have occurred and there shall exist no fact or circumstance which could

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reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect of Buyer; and

(h)

On or prior to the Closing Date, the Buyer shall have delivered to Dourave on behalf of itself and the Sellers each of the following:

(i)

a copy of the text of the resolutions adopted by the Board of Directors of Buyer authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby; and

(ii)

incumbency certificates executed on behalf of Buyer by its corporate secretary certifying the signature and office of each officer executing this Agreement and such other agreements contemplated by this Agreement as Dourave and/or the Sellers may request.

7.2

Conditions to Buyer’s Obligations to Close

.  Unless waived by Buyer in writing, the obligation of Buyer to consummate the transactions to be performed by it in connection with the Closing shall be subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

(a)

The representations and warranties of the Sellers and Dourave contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, except (i) as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof and (ii) as and to the extent that such representations or warranties speak as of a specific date or time other than the Closing Date, which need be true and correct in all material respect only as of the specified date or time;

(b)

The Sellers and Dourave shall have performed all agreements and covenants required hereby to be performed by them prior to or at the Closing Date; provided, however, that Buyer shall not be entitled to refuse to consummate the transaction in reliance upon its own breach or failure to perform.

(c)

There shall be delivered to Buyer a certificate signed by each of the Sellers and by an officer of Dourave certifying, as the case may be, their respective compliance with the conditions set forth in Sections 7.2(a) and 7.2(b);

(d)

No action or proceeding shall have been instituted before a court or other governmental body or by any governmental agency or public authority to restrain or prohibit the transactions contemplated by this Agreement or to obtain an amount of damages or other material relief in connection with the execution of this Agreement; and no governmental agency shall have given notice to any party hereto to the effect that consummation of the transactions contemplated by this Agreement would constitute a violation of any law or that it intends to commence proceedings to restrain consummation of the transactions contemplated by this Agreement;

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(e)

All consents, approvals and waivers from third parties, including federal, state, local, foreign and other governmental authorities, necessary to consummate the transactions contemplated hereby shall have been obtained, except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration would not have, individually or in the aggregate, a Material Adverse Effect on the business of the Dourave following the Closing;

(f)

From the date of this Agreement through the Closing, no Material Adverse Effect of Dourave or of the Subsidiaries shall have occurred and there shall exist no fact or circumstance which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect of Dourave or of the Subsidiaries;

(g)

Dourave shall have furnished to Buyer executed resignations and releases in forms acceptable to Buyer from each of its officers and directors;

(h)

Dourave shall have furnished to Buyer all required closing documents for each of the Minor Shareholder Transactions executed by the applicable Minor Shareholder;

(i)

Each of Ruari McKnight and Sergio Aquino shall have accepted offers of employment with the Buyer on the terms attached hereto as Exhibit D;

(j)

Buyer shall have received reasonable evidence of all amounts outstanding under the Notes Payable and the Long Term Liabilities and agreement from each creditor thereunder that upon repayment of such amount, there shall be no further obligations thereunder, and the amounts outstanding under the Notes Payable shall not exceed $50,000 above the amounts owed to Helio Tavares and Sergio Aquino in the aggregate;

(k)

The Sellers and Dourave shall have furnished to Buyer an opinion of counsel to Dourave, dated as of the Closing Date and substantially in the form attached hereto as Exhibit E;

(l)

Buyer shall have determined in its reasonable discretion that the issuance of the Buyer Shares to the Sellers contemplated by this Agreement shall be exempt from registration under the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder; and

(m)

On or prior to the Closing Date, the Sellers and Dourave shall have delivered to Buyer each of the following:

(i)

Dourave’s minute books, stock transfer records, corporate seal and other materials related to Dourave’s corporate administration;

(ii)

copies of the minute books, stock transfer records, corporate seal and other materials related to each of the Subsidiaries’ corporate administration;

(iii)

a copy of each of (A) the text of the resolutions adopted by the Board of Directors of Dourave authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and (B) the

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organizational documents of Dourave, along with certificates executed on behalf of Dourave by its corporate secretary certifying to Buyer that such copies are true and complete copies of such resolutions and organizational documents, respectively, and that such resolutions and organizational documents were duly adopted and have not been amended or rescinded; and

(iv)

incumbency certificates executed on behalf of Dourave by its corporate secretary certifying the signature and office of each officer executing this Agreement and such other agreements contemplated by this Agreement as Buyer may request.

ARTICLE VIII.
POST-CLOSING COVENANTS

8.1

Litigation Support

.  In the event and for so long as any party hereto is actively contesting or defending any action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand of third parties after the Closing in connection with (a) any transaction contemplated by this Agreement or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing involving the Sellers or Dourave, each of the other parties shall cooperate in the defense or contest, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the defense or contest, all at the sole cost and expense of the initiating party (unless such party is entitled to indemnification therefor under ARTICLE IX); provided, however, that any party so requesting the cooperation of another party who is not an employee of Buyer shall compensate such other party for the reasonable value of their time to be provided as described in this Section 8.1.

8.2

Tax Matters.

(a)

Sellers, on the one hand, and Buyer, on the other hand, agree to give prompt notice to each other of any claim, or the commencement of any suit, action or proceeding (including a Tax audit) with respect to Taxes for which Sellers may be responsible pursuant to the terms of this Agreement.  Sellers may, at their own expense, participate in and, upon providing written notice to Buyer, assume the defense of any such suit, action or proceeding, provided that (i) the counsel to Sellers is reasonably satisfactory to Buyer, (ii) Sellers shall thereafter consult with Buyer upon request for such consultation from time to time with respect to such suit, action or proceeding, and (iii) Sellers shall not, without the written consent of Buyer, agree to any settlement with respect to any Tax if such settlement could adversely affect a Tax asset or the Tax liability of any Buyer Party.  If Sellers assume such defense, Buyer shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at their own expense, separate from the counsel employed by Sellers.  If Sellers elect not to assume such defense, (i) Buyer may pay, compromise or contest the Tax at issue, and (ii) Sellers shall be responsible to pay the amount of the Tax directly or, if any Buyer Party pays such Tax, reimburse the payor of such Tax pursuant to the terms of this Agreement.  Sellers shall be jointly and severally liable for the reasonable fees and expenses of counsel and other experts and consultants employed by Buyer for any period during which Sellers have not assumed the defense thereof.  Whether or not Sellers choose to defend or prosecute any claim, suit, action or proceeding, all of the parties to this Agreement shall cooperate in the defense or prosecution thereof.

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(b)

The Sellers, on the one hand, and Buyer, on the other hand, agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance (including access to books and records) related to Dourave and the Subsidiaries as is reasonably necessary for the preparation of any Tax Return, claim for refund or audit, and the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment.  The Sellers and Buyer further agree, upon request, to use their best efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

(c)

Buyer shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for Dourave and the Subsidiaries for all Tax periods ending on or prior to the Closing Date which are filed after the Closing Date.  Buyer shall permit Dourave, the Subsidiaries and Sellers to review and comment on each such Tax Return described in the preceding sentence prior to filing. The Sellers shall be responsible to pay the amount of all Taxes for which the Sellers are responsible pursuant to the terms of this Agreement directly or, if Buyer pays such Tax, reimburse Buyer for such Tax within fifteen (15) days after the date on which such Taxes are paid. Buyer shall prepare or cause to be prepared and file or cause to be filed any Tax Returns of Dourave and the Subsidiaries for Tax periods which begin before the Closing Date and end after the Closing Date.  The Sellers shall pay to Buyer within fifteen (15) days after the date on which Taxes are paid with respect to such periods an amount equal to the portion of such Taxes which relates to any period beginning before the Closing Date and ending after the Closing Date, but only with respect to the portion of such period up to and including the Closing Date (such portion, a “Pre-Closing Partial Period”).  Any Taxes for a period including a Pre-Closing Partial Period shall be apportioned between such Pre-Closing Partial Period and the portion of such period beginning after the Closing Date, based, in the case of real and personal property Taxes, on a per diem basis and, in the case of other Taxes, on the actual activities, taxable income or taxable loss of Dourave and the Subsidiaries during such Pre-Closing Partial Period and the remainder of such period.  Notwithstanding the foregoing, the provisions of this Section 9.5 shall not impose any liability on the Sellers with respect to Taxes in excess of the Damages for which the Sellers have agreed to indemnify the Buyer Parties under Section 9.2.

8.3

Confidential Information

.  From and after the Closing, unless expressly consented to in writing by Buyer or as required by law or court order, no Seller shall, and each Seller shall cause its respective Affiliates not to, directly or indirectly, use or disclose to any third Person, any trade secret, financial data, customer list, pricing or marketing policies or plans or other proprietary or confidential information relating to Buyer, Dourave, the Subsidiaries or their respective businesses.

8.4

Public Statements and Press Releases

.  Buyer may issue a public announcement of the transactions contemplated by this Agreement. Except as set forth in the immediately preceding sentence, neither the Sellers or

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Dourave, on the one hand, nor Buyer, on the other hand, shall issue or release any public announcement, press release, statement or acknowledgment of the existence of, or the terms, conditions and status of, the transactions provided for herein, without the prior approval of the other as to the content and time of release of and the media in which such statement or announcement is to be made and such parties will use commercially reasonable efforts to consult with one another before making other public statements or responding to any press inquiry with respect to this Agreement or the transactions contemplated hereby, except as may be required by law or any governmental agency. Provided that the other parties receive prompt notice prior to any disclosure, nothing contained herein shall prevent either party at any time from furnishing any information to any governmental agency if required by applicable law nor prevent the Sellers, Dourave or Buyer from issuing any release in accordance with the provisions of Section 8.3 when it believes, based upon advice of counsel, it is legally required to do so.

ARTICLE IX.
SURVIVAL; INDEMNIFICATION

9.1

Survival of Representations, Etc

.  All of the representations, warranties, covenants and agreements made in this Agreement or in any attachment, exhibit, the Disclosure Schedule, the Buyer Disclosure Schedule, certificate, document or list delivered pursuant hereto shall survive the Closing hereunder (even if the other party knew or had reason to know of any misrepresentation or breach of warranty at the time of such Closing, unless the other party expressly waives in writing any such breach at or before the time of such Closing) and shall continue in full force and effect until the second anniversary of the Closing Date, except that the representations and warranties set forth in Sections 4.1, 4.2, 5.1, 5.3, 5.5, 6.1 and 6.2 shall survive the Closing and continue in full force and effect forever thereafter and the representations and warranties set forth in Sections 5.9, 5.17, 5.19 and 5.20 shall survive the Closing and continue in full force and effect until the expiration of the applicable statute of limitations (with extensions thereof).  Each party hereto shall be entitled to rely upon the representations and warranties of the other party set forth in this Agreement.  The termination of the representations and warranties provided herein shall not affect the rights of either party in respect of any Claim made by such party in writing and received by the other party prior to the expiration of the applicable survival period provided herein.

9.2

Indemnification by Dourave and the Sellers

.  Dourave (prior to Closing only), and each of the Sellers, severally, agree to indemnify, defend and hold the Buyer Parties harmless from and against any Damages which may be sustained or suffered by any of them arising out of or based upon any of the following matters:

(a)

fraud, intentional misrepresentation or the cause or knowledge of a deliberate or willful breach of any representations, warranties or covenants of by such Seller under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto (collectively, “Fraud Claims”);

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(b)

such Seller’s pro rata share of any liability of Dourave for Taxes arising from their respective activities, assets and all events and transactions on or prior to the Closing and any breach of the representations and warranties, applicable to such Seller pursuant to Article V, set forth in Sections 5.17 and 5.19 hereof and any covenant with respect to Taxes or tax related matters set forth herein or in any related agreement (collectively, “Tax Claims”);

(c)

any breach of the representations and warranties set forth in Section 5.20 hereof (“Environmental Matters Claims”), as applicable to such Seller pursuant to Article V;

(d)

any breach of the representations and warranties set forth in Sections 4.1, 4.2, 5.1, 5.3, 5.5 or 5.9 hereof (collectively, “Fundamental Claims”), as applicable to such Seller pursuant to Article V; and

(e)

other than Fraud Claims, Tax Claims, Environmental Matters Claims and Fundamental Claims, any other breach of any representation, warranty or covenant of such Seller under this Agreement or in any schedule or exhibit delivered pursuant hereto, or by reason of any Proceeding asserted or instituted growing out of any matter or thing constituting a breach of such representations, warranties or covenants (collectively, “General Claims”).

9.3

Limitations on Indemnification by the Sellers

.  Anything contained in this Agreement to the contrary notwithstanding, the liability of each of the Sellers to provide any indemnification to any Buyer Party and the right of the Buyer Parties to indemnification under Section 9.2 (or otherwise) shall be subject to the following provisions:

(a)

No claims for indemnification shall be made under this Agreement against Sellers, and no indemnification shall be payable to any Buyer Party, with respect to General Claims after the date which is two (2) years following the Closing.

(b)

No claims for indemnification shall be made under this Agreement against Sellers, and no indemnification shall be payable to any Buyer Party, with respect to any Tax Claim or Environmental Claim after expiration of all applicable statutes of limitation taking into account any applicable extensions thereof.

(c)

Except as otherwise set forth in Section 9.3(b), claims for indemnification with respect to Fraud Claims, Tax Claims, Environmental Claims and Fundamental Claims shall not be subject to any of the limitations set forth in this Section 9.3.

9.4

Indemnification by Buyer

.  Buyer agrees to indemnify, defend and hold the Sellers harmless from and against any Damages which may be sustained or suffered by any of them arising out of or based upon any breach of any representation, warranty or covenant made by Buyer in this Agreement or in any certificate delivered by Buyer hereunder, or by reason of any Proceeding asserted or instituted growing out of any matter or thing constituting such a breach.

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9.5

Limitation on Indemnification by Buyer

.  Notwithstanding the foregoing, no indemnification shall be payable to the Seller Parties with respect to claims asserted pursuant to Section 9.4 above after the date which is two (2) years after the Closing.  Claims for indemnification with respect to (a) fraud, intentional misrepresentation or the cause or knowledge of a deliberate or willful breach of any representations, warranties or covenants of Buyer under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto, and (b) any breach of the representations and warranties set forth in Sections 6.1 and 6.2 shall not be subject to any of the limitations set forth in this Section 9.5.

9.6

Notice; Defense of Claims

.  An indemnified party shall make claims for indemnification hereunder by giving written notice thereof to the indemnifying party promptly on discovery and in any event within the period in which indemnification claims can be made hereunder.  If indemnification is sought for a claim or liability asserted by a third party, the indemnified party shall also give written notice thereof to the indemnifying party promptly after it receives notice of the claim or liability being asserted, but the failure to do so shall not relieve the indemnifying party from any liability except to the extent that it is prejudiced by the failure or delay in giving such notice.  Such notice shall summarize the basis for the claim for indemnification and any claim or liability being asserted by a third party.  Within twenty (20) days after receiving such notice the indemnifying party shall give written notice to the indemnified party stating whether it disputes the claim for indemnification and whether it will defend against any third party claim or liability at its own cost and expense.  If the indemnifying party fails to give notice that it disputes an indemnification claim within twenty (20) days after receipt of notice thereof, it shall be deemed to have accepted and agreed to the claim, which shall become immediately due and payable.  The indemnifying party shall be entitled to direct the defense against a third party claim or liability with counsel selected by it (subject to the consent of the indemnified party, which consent shall not be unreasonably withheld) as long as the indemnifying party is conducting a good faith and diligent defense.  The indemnified party shall at all times have the right to fully participate at its own expense in the defense of a third party claim or liability, directly or through counsel; provided, however, that if the named parties to the Proceeding include both the indemnifying party and the indemnified party and the indemnified party is advised that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the indemnified party may engage separate counsel at the expense of the indemnifying party.  If no such notice of intent to dispute and defend a third party claim or liability is given by the indemnifying party, or if such good faith and diligent defense is not being or ceases to be conducted by the indemnifying party, the indemnified party shall have the right, at the expense of the indemnifying party, to undertake the defense of such claim or liability (with counsel selected by the indemnified party), and to compromise or settle it, with consent of the indemnifying party, which consent shall not be unreasonably withheld.  If the third party claim or liability is one that by its nature cannot be defended solely by the indemnifying party, then the indemnified party shall make available such information and assistance as the indemnifying party may reasonably request and shall cooperate with the indemnifying party in such defense, at the expense of the indemnifying party.

STG_331658.1

9.7

Payment of Damages

.  After the amount of any Damages to which Buyer may become entitled by reason of the provisions of this ARTICLE IX is finally determined, Buyer, in its discretion, set-off such Damages from the Holdback Securities.  Any amounts to which any Seller or any Buyer Party (to the extent payment to a Buyer Party is unavailable under the preceding sentence) may become entitled by reason of the provisions of this ARTICLE IX shall be paid by the appropriate indemnifying Party to such Seller Party or Buyer Party, as the case may be, within fifteen (15) days after the amount of any Damages is finally determined. Notwithstanding the above and any other provision of this Agreement, no Seller shall be liable to the Buyer Parties for any Damages arising from this Agreement equal, in the aggregate, to an amount greater than the value of the Consideration received by such Seller pursuant to this Agreement except with respect to any liabilities that existed immediately prior to the date of this Agreement that resulted strictly from such Seller serving as an officer or director of Dourave. For purposes of this Section 9.7, the value of one Buyer Share shall be deemed to be the Average Trading Price on the business day immediately preceding the date any indemnity claim is finally resolved.

ARTICLE X.
MISCELLANEOUS

10.1

Further Assurances

.  On and after the Closing Date, the Sellers, Dourave and Buyer shall use commercially reasonable efforts to take all appropriate action and execute any documents of any kind which may be reasonably necessary or desirable to carry out the provisions hereof.

10.2

Assignment

.  Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party without the prior written consent of the other party; provided, however, that Buyer may, without such consent, assign all such rights to any Affiliate of Buyer or to any Person who acquires Buyer or substantially all of the assets of Buyer or survives any merger with Buyer.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other Person shall have any right, benefit or obligation under this Agreement as a third party beneficiary or otherwise.

10.3

Notices

.  All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered and the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express).  In each case notice shall be sent to:

STG_331658.1

If to Buyer, addressed to: Bullion Monarch Mining, Inc. 20 North Main Street, Suite 202 St. George, Utah 84770 Attn: President	If to Dourave, addressed to: Dourave Mining and Exploration Inc. 2200-201 Portage Avenue Winnipeg, MB R3B 3L3 Attn: Chairman
If to the Sellers: at the addresses listed on the signature pages hereto
with a copy (which shall not constitute notice) to: Durham Jones & Pinegar, P.C. 192 East 200 North, 3rd Floor St. George, Utah 84770 Attn: Joshua E. Little	with a copy (which shall not constitute notice) to: Cassels Brock & Blackwell LLP 2100 Scotia Plaza 40 King Street West Toronto, Ontario M5H 3C2 Attn: Howard Burshtein

or to such other place and with such other copies as any party may designate as to itself by written notice to the others.

10.4

Entire Agreement; Amendments and Waivers

.  This Agreement, together with all exhibits and schedules hereto (including the Disclosure Schedules) constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  This Agreement may not be amended except by an instrument in writing signed by or on behalf of each of the parties hereto.  No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

10.5

Service of Process; Consent to Jurisdiction

.

(a)

Service of Process.  Each of the parties hereto irrevocably consents to the service of any process, pleading, notices or other papers by the mailing of copies thereof by registered, certified or first class mail, postage prepaid, to such party at such party’s address set forth herein, or by any other method provided or permitted under Utah law.

(b)

Consent to Jurisdiction.  Each party hereto irrevocably and unconditionally (i)

STG_331658.1

agrees that any suit, action or other legal proceeding arising out of this Agreement shall be brought in the United States District Court for the District of Utah or, if such court does not have jurisdiction or does not accept jurisdiction, in any court of general jurisdiction in the County of Washington, Utah; (ii) consents to the jurisdiction of any such court in any such suit, action or proceeding; and (iii) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.

10.6

Multiple Counterparts

.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.7

Exhibits and Schedules

.  The Exhibits and Schedules attached to this Agreement are incorporated herein and shall be a part of this Agreement for all purposes.

10.8

Governing Law

.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah, without regard to principles of conflict of laws.

10.9

Construction

.  Differences in language as between similar provisions covering similar matters may reflect differences in style rather than a different substantive intent and should be construed accordingly.  The parties understand and agree that the terms and conditions of this Agreement have been mutually negotiated, prepared and drafted, and that if at any time the parties desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition hereof.

10.10

Expenses

.  Except as otherwise specified in this Agreement, each party hereto shall pay its own out-of-pocket expenses, including, but not limited to, legal and accounting fees, incurred in connection with the negotiation, preparation and execution of this Agreement and all other agreements, documents and instruments contemplated hereby, or otherwise in connection with the preparation for carrying this Agreement into effect.  The parties hereby acknowledge and agree that the out-of-pocket expenses of Dourave shall be borne by Dourave.  The Sellers shall be responsible for their own out-of-pocket expenses, including expenses for legal and tax advice.

10.11

Invalidity

.  In the event that any one or more of the provisions contained in this Agreement or in any other document or instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document or instrument.

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10.12

Cumulative Remedies

.  All rights and remedies of either party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

10.13

Specific Performance

.  The parties agree that it would be difficult to measure damages which might result from a breach of this Agreement by the Sellers or Dourave and that money damages would be an inadequate remedy for such a breach.  Accordingly, if there is a breach or proposed breach of any provision of this Agreement by the Sellers or Dourave, Buyer shall be entitled, in addition to any other remedies which it may have, to an injunction or other appropriate equitable relief to restrain such breach without having to show or prove actual damage to Buyer.

STG_331658.1

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

“BUYER” Bullion Monarch Mining, Inc., a Utah corporation By: /s/ JAMES A. MORRIS Name: James A. Morris Its: President	“DOURAVE” Dourave Mining and Exploration Inc., a Canadian corporation By: /s/ SERGIO A. AQUINO Name: Sergio A. Aquino Its: President

Address:

Av Brigadeiro Haroldo Veloso, 1099

Aeroporto Velho

Para, Brazil CEP 68189-030

Address:  188 Montrose Street

Winnipeg, MB  Canada R3M 3M7

Address:  Avenida Manfredo Barata, 620

Para, Brazil CEP 68180-020

Address:  14 Walt Street Smithfield RR #3

Brighton, ON Canada K0K 1H0

Address:  V. Bosque da Saude 355

Apt. 501, Edif. Dali Bairro

Bosque da Saude, Cuiaba,

Mato Gross Brazil CEP 78.050-070

“SELLERS” /s/ SERGIO A. AQUINO Sergio A. Aquino /s/ JOHN L. KNOWLES John L. Knowles /s/ RAURI M. MCKNIGHT Ruari M. McKnight /s/ JOHN A. RAE John A. Rae /s/ HELIO C. TAVARES Helio C. Tavares

STG_331658.1

TABLE OF CONTENTS

Page

ARTICLE I. DEFINITIONS AND INTERPRETATION PROVISIONS

2

1.1

Affiliate

2

1.2

Average Trading Price

2

1.3

Buyer Shares

2

1.4

Buyer Parties

2

1.5

Closing Securities

2

1.6

Damages

3

1.7

Disclosure Schedule

3

1.8

Encumbrances

3

1.9

Exchange Act

3

1.10

GAAP

3

1.11

Knowledge

3

1.12

Liability

3

1.13

Long Term Liabilities

3

1.14

Material Adverse Effect

4

1.15

Notes Payable

4

1.16

OTCBB

4

1.17

Permit

4

1.18

Person

4

1.19

Related Party

4

1.20

Seller Parties

4

1.21

SEC

5

1.22

Securities Act

5

1.23

Subsidiaries

5

1.24

Taxes

5

1.25

Tax Returns

5

1.26

US GAAP

5

1.27

Other Defined Terms

5

1.28

Interpretation Provisions

6

ARTICLE II. Purchase and sale of Dourave stock

7

2.1

Sale of Dourave Shares

7

2.2

Consideration for Dourave Shares

7

2.3

Issuance of the Closing Securities; Holdback.

7

ARTICLE III. Closing

8

3.1

Closing

8

3.2

Sellers Deliveries at Closing

8

3.3

Buyer Deliveries at Closing

8

3.4

Post-Closing Covenants

8

ARTICLE IV. REPRESENTATIONS AND WARRANTIES REGARDING THE SELLERS

9

4.1

Organization of Certain Sellers

9

i

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4.2

Authorization of Transaction

9

4.3

Noncontravention

10

4.4

No Brokers

10

4.5

No Other Agreements to Sell the Dourave Shares

10

4.6

Investment.

10

4.7

Legal and Tax Advice

12

4.8

Dourave Shares

12

ARTICLE V. REPRESENTATIONS AND WARRANTIES REGARDING DOURAVE

12

5.1

Due Organization

12

5.2

Books and Records

13

5.3

Capitalization of Dourave

13

5.4

Subsidiaries

13

5.5

Authorization

13

5.6

Non-Contravention

14

5.7

Consents and Approvals

14

5.8

Financial Statements.

14

5.9

No Undisclosed Liabilities

15

5.10

No Changes

15

5.11

Leases, Premises

17

5.12

Leases, Premises

17

5.13

Contracts and Commitments

18

5.14

Litigation, Proceedings and Applicable Law

19

5.15

Compliance with Law; Permits.

19

5.16

Insurance

20

5.17

Employee Benefit Plans

20

5.18

Labor Matters

20

5.19

Tax Matters.

21

5.20

Environmental Matters.

23

5.21

No Brokers

25

5.22

Powers of Attorney; Bank Accounts

25

5.23

Transactions with Related Parties

25

5.24

Disclosure

26

5.25

Accuracy of Information

26

ARTICLE VI. REPRESENTATIONS AND WARRANTIES OF BUYER

26

6.1

Due Organization

26

6.2

Authorization

26

6.3

Non-Contravention

27

6.4

Consents and Approvals

27

6.5

Investment Company

27

6.6

SEC Documents.

27

6.7

No Brokers

28

6.8

Buyer Shares

28

6.9

Disclosure

28

6.10

Accuracy of Information

28

ii

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ARTICLE VII. CONDITIONS TO CLOSING

29

7.1

Conditions to Sellers’ and Dourave’s Obligation to Close

29

7.2

Conditions to Buyer’s Obligations to Close

30

ARTICLE VIII. POST-CLOSING COVENANTS

32

8.1

Litigation Support

32

8.2

Tax Matters.

32

8.3

Confidential Information

33

8.4

Public Statements and Press Releases

33

ARTICLE IX. SURVIVAL; INDEMNIFICATION

34

9.1

Survival of Representations, Etc

34

9.2

Indemnification by Dourave and the Sellers

34

9.3

Limitations on Indemnification by the Sellers

35

9.4

Indemnification by Buyer

35

9.5

Limitation on Indemnification by Buyer

36

9.6

Notice; Defense of Claims

36

9.7

Payment of Damages

37

ARTICLE X. MISCELLANEOUS

37

10.1

Further Assurances

37

10.2

Assignment

37

10.3

Notices

37

10.4

Entire Agreement; Amendments and Waivers

38

10.5

Service of Process; Consent to Jurisdiction

38

10.6

Multiple Counterparts

39

10.7

Exhibits and Schedules

39

10.8

Governing Law

39

10.9

Construction

39

10.10

Expenses

39

10.11

Invalidity

39

10.12

Cumulative Remedies

40

10.13

Specific Performance

40

iii

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